EX-99
                              Preliminary Unaudited Consolidated Balance Sheet


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                                                                                                  EXHIBIT 99(i)

                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                      MARCH 30,
   (dollars in millions)                                                                                   2001
   -------------------------------------------------------------------------------                   ----------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                    $ 25,696
                                                                                                        -------
   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
      OR DEPOSITED WITH CLEARING ORGANIZATIONS.....................................                       5,628
                                                                                                        -------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........                     124,138
                                                                                                        -------

   MARKETABLE INVESTMENT SECURITIES................................................                      59,621
                                                                                                        -------
   TRADING ASSETS, AT FAIR VALUE
   Equities and convertible debentures.............................................                      22,747
   Corporate debt and preferred stock..............................................                      15,145
   Contractual agreements..........................................................                      22,897
   U.S. Government and agencies....................................................                      20,663
   Mortgages, mortgage-backed, and asset-backed....................................                       9,413
   Non-U.S. governments and agencies...............................................                       4,786
   Municipals and money markets....................................................                       3,684
                                                                                                        -------
                                                                                                         99,335
                                                                                                        -------

   SECURITIES PLEDGED AS COLLATERAL................................................                      12,272
                                                                                                        -------
   OTHER RECEIVABLES
   Customers (net of allowance for doubtful accounts of $82).......................                      39,472
   Brokers and dealers.............................................................                      21,383
   Interest and other..............................................................                       7,912
                                                                                                        -------
   Total...........................................................................                      68,767
                                                                                                        -------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                       3,996

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $205)..........                      17,512

   OTHER INVESTMENTS...............................................................                       4,770

   EQUIPMENT AND FACILITIES (net of accumulated depreciation
      and amortization of $4,777)..................................................                       3,462

   GOODWILL (net of accumulated amortization of $751)..............................                       4,214

   OTHER ASSETS....................................................................                       2,193
                                                                                                        -------
   TOTAL ASSETS....................................................................                    $431,604
                                                                                                        =======

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

                                                                                                   EXHIBIT 99(i)


                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                      MARCH 30,
   (dollars in millions, except per share amount)                                                          2001
   ------------------------------------------------------------------------------                       -------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
      LOANED TRANSACTIONS........................................................                      $103,722
                                                                                                        -------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                        13,084
                                                                                                        -------

   DEMAND AND TIME DEPOSITS......................................................                        77,929
                                                                                                        -------
   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements........................................................                        24,041
   Equities and convertible debentures...........................................                        20,644
   U.S. Government and agencies..................................................                        20,073
   Non-U.S. governments and agencies.............................................                         8,898
   Corporate debt, municipals and preferred stock................................                         5,415
                                                                                                        -------
   Total.........................................................................                        79,071
                                                                                                        -------
   OTHER PAYABLES
   Customers.....................................................................                        26,231
   Brokers and dealers...........................................................                        13,508
   Interest and other............................................................                        18,198
                                                                                                        -------
   Total.........................................................................                        57,937
                                                                                                        -------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                         3,869

   LONG-TERM BORROWINGS..........................................................                        73,345
                                                                                                        -------

   TOTAL LIABILITIES.............................................................                       408,957
                                                                                                        -------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                         2,708
                                                                                                        -------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued, liquidation preference
      $10,000 per share).........................................................                           425
                                                                                                        -------
   COMMON STOCKHOLDERS' EQUITY
   Shares exchangeable into common stock.........................................                            62
   Common stock, par value $1.33 1/3 per share;
      authorized: 1,000,000,000 shares;
      issued: 962,533,498 shares.................................................                         1,283
   Paid-in capital...............................................................                         4,039
   Accumulated other comprehensive loss (net of tax).............................                          (287)
   Retained earnings.............................................................                        16,887
                                                                                                        -------
                                                                                                         21,984
   Less: Treasury stock, at cost:  130,336,130 shares............................                         1,052
         Employee stock transactions.............................................                         1,418
                                                                                                        -------
   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                        19,514
                                                                                                        -------

   TOTAL STOCKHOLDERS' EQUITY....................................................                        19,939
                                                                                                        -------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
      SUBSIDIARIES, AND STOCKHOLDERS' EQUITY.....................................                      $431,604
                                                                                                        =======
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